UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 8, 2007


                          JoS. A. Bank Clothiers, Inc.
             (Exact name of registrant as specified in its charter)



             Delaware                0-23874            36-3189198
   (State or other jurisdiction    (Commission         (IRS Employer
         of incorporation)         File Number)     Identification No.)



                  500 Hanover Pike                            21074
                 Hampstead, Maryland
      (Address of principal executive offices)             (Zip Code)


        Registrant's telephone number, including area code (410) 239-2700
          (Former name or former address, if changed since last report)




     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS

On March 8, 2007, JoS. A. Bank Clothiers, Inc. issued a press release (the "Press Release") in which the Company announced, among other things, its sales results for fiscal February 2007. A copy of the Press Release is attached as
Exhibit 99.1.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number              Description
-------             -----------
99.1              Press Release dated March 8, 2007

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         JoS. A. Bank
                                         Clothiers, Inc.
                                         (Registrant)

                                          By:   /s/ Robert N. Wildrick
                                          ------------------------------------
                                          Robert N. Wildrick
                                          Chief Executive Officer and Director



Dated:  March 8, 2007

                                 EXHIBIT INDEX

Exhibit
Number              Description
-------             -----------
99.1              Press Release dated March 8, 2007